UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 18, 2024

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Mühlenstrasse 26, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2024, the Board of Directors of TE Connectivity Ltd. (the “Company” or “TE”) unanimously approved changing the Company’s jurisdiction of incorporation from Switzerland to Ireland. In connection with the proposed change, the Company entered into a merger agreement on March 18, 2024 (the “Merger Agreement”) with TE Connectivity plc, a public limited company incorporated under Irish law and a direct wholly-owned subsidiary of the Company (“TE Connectivity Ireland”). Under the Merger Agreement, and subject to the conditions set forth in the Merger Agreement, the Company will be merged into TE Connectivity Ireland, with TE Connectivity Ireland being the surviving company (the “Merger”). The Merger will result in TE Connectivity Ireland becoming TE’s publicly-traded parent company and the jurisdiction of organization of TE changing from Switzerland to Ireland.

In connection with the Merger, each registered share of the Company will be cancelled in consideration for the allotment of one ordinary share of TE Connectivity Ireland held immediately prior to the Merger. Registered shares held by or for the benefit of the Company or any of its subsidiaries, i.e. “treasury shares,” will also be cancelled, but no ordinary shares of TE Connectivity Ireland will be allotted for such shares. We expect the ordinary shares of TE Connectivity Ireland received in the Merger to be listed and traded on the New York Stock Exchange (the “NYSE”) under the symbol “TEL,” the same symbol under which the Company’s registered shares are currently listed and traded. The Company’s registered shares currently listed on the NYSE will be delisted from the NYSE and cancelled in accordance with the terms of the Merger Agreement.

After the Merger, TE Connectivity Ireland will continue to conduct, through its wholly-owned subsidiaries, the same businesses as conducted by the Company before the Merger. In addition, TE Connectivity Ireland will remain subject to the U.S. Securities and Exchange Commission (the “SEC”) reporting requirements (including mandatory votes on executive compensation), the Sarbanes-Oxley Act, and the applicable rules of the NYSE, and will continue to report its consolidated financial results in U.S. dollars and under U.S. GAAP.

The Merger is subject to approval by the shareholders of the Company at an extraordinary general meeting of shareholders, which the Company expects to be held on or about June 12, 2024, and certain other customary closing conditions. If the proposal to adopt the Merger Agreement is approved by the Company’s shareholders, the Company expects to complete the Merger by the end of the calendar year, although it may abandon the Merger at any time prior to shareholder approval, and in some circumstances, after obtaining shareholder approval.

The foregoing description of the Merger Agreement, the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

2.1	Merger Agreement between TE Connectivity Ltd. and TE Connectivity Public Limited Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Form 8-K contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this Form 8-K include statements about the proposed change of the Company’s place of incorporation to Ireland, which are subject to risks, such as the risk that the change of place of incorporation might not be completed or, if completed, that the anticipated advantages might not materialize, as well as the risks that the price of TE Connectivity’s stock could decline and its position on stock exchanges and indices could change, and Irish corporate governance and regulatory schemes could prove different or more challenging than currently expected. In addition, examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions, such as the coronavirus disease 2019 (“COVID-19”) negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended September 29, 2023, as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

Important Additional Information Regarding the Merger Filed with the SEC

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. In connection with the proposed change in jurisdiction of incorporation, TE Connectivity plc will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of the Company that also constitutes a prospectus of TE Connectivity plc, and the proxy statement/prospectus will be sent to shareholders of TE Connectivity Ltd. In addition, each of the Company and TE Connectivity plc will be filing documents with the SEC, which contain other relevant materials in connection with the proposed change in jurisdiction of incorporation. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND ANY OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CHANGE IN JURISDICTION OF INCORPORATION, TE CONNECTIVITY LTD. AND TE CONNECTIVITY PLC. Shareholders may obtain a free copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov or at TE's website at www.te.com. These documents (when available) can also be obtained free of charge from TE upon written request to TE Connectivity Ltd., Attention: Corporate Secretary, Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland.

Participants in the Solicitation

TE and its directors and officers may be deemed to be participants in the solicitation of proxies from TE’s shareholders in connection with the change in jurisdiction of incorporation. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with Special General Meeting is included in the Company’s proxy statement for the 2024 Annual Meeting under the heading “Security Ownership of Certain Beneficial Owners and Management”, filed with the SEC on January 17, 2024, and will be included in proxy statement/prospectus, once available. To the extent holdings by our directors and executive officers reported in the definitive proxy statement for the 2024 Annual General Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC (including Form 4s filed with the SEC on January 30, 2024 and March 4, 2024). These documents are available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2024	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary